Exhibit 10.17

                           COMMERCIAL LEASE AGREEMENT

This Commercial Lease Agreement ("Lease") is made and effective April 23, 2007 by and between RM LEE DEVELOPMENT CO. ("Landlord") and Carl P. Ranno and/or Smartworld Organics a subsidiary of American Soil Technologies, Inc. ("Tenenat").

Landlord is the owner ofland and building known as Leased Premises. Landlord makes available for lease a portion of the Bulidlng designated as 18804 Titus Rd., Hudson FL 34667 (the "Leased Premises").

Landlord desires to lease the Leased Premises to Tenant, and Tenant desires to lease the Leased Premises from Landlord for the term, at the rental and upon the covenants, conditions and provisions herein set forth.

THEREFORE, in consideration of the mutual promises herein, contained and other good and valuable consideration, It is agreed:

1. Terms.

A. Lease commencement date: May 1, 2007  Lease expiration date: April 30, 2008

C. MonthIy rent: $1,257.25 (rent $1,175.00 plus 7% sales tax: $82.25).
   Annual rent: $15,087.00

first months rent prorated $__________ last months rent paid $1,257.25

D. Additional rent: in addition to monthly rent, Tenant may be required to pay their pro rata share of the annual Solid Waste assessment. Tenant will be billed for such assessments annually along with a copy of assessment.

E. Security deposit: Tenant agrees to pay Landlord the amount of $700 which represents a security deposit, not to be used as last month's rent, and will be returned only upon Tenant fulfilling lease requirements and vacating and leaving the premises in original condition or better.

F. Late charge: Rent Is due on or before the first (1st) day of each month. Rent is late after the third (3rd) day of the month. Rent received after the 3rd day of the month will be charged a late fee of 10% $125.73. There is a fee of $60.00 for any check returned by the bank for any reason. G. Other:

G. Other: Due June last month 628.63 & due July for last 628.63

2. Notice:

Landlord Address:   R.M. Lee Development           Tenant Address:
                    18853 Titus Rd.                American Soil Technologies
                    Hudson, FL 34667               12224 Montague St.
                    727 868 3215                   Pacoima, CA 91331

AND PURPOSE OF LANDLORD AND A TENANT WITH RESPECT TO THE PROPERTY. NEITHER LANDLORD NOR TENANT SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEEDING BASED UPON OR ARISING OUT OF THIS LEASE, ANY RELATED AGREEMENT OR INSTRUMENT, OR THE DEALINGS OR THE RELATIONSHIP BETWEEN LANDLORD AND TENANT. NETTHER LANDLORD NOR TENANT WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE LANDLORD AND TENANT AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER LANDLORD NOR TENANT HAS IN ANY WAY AGREED WITH OR REPRESENTED THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

This Agreement terminates and supersedes all prior understandings or agreements on the subject matter hereof. This Agreement may be modified only by a further writing that is duly executed by both parties.

The parties have executed this Lease as of this day and year April 2007

I, the undersigned, agree to execute the terms of this lease agreement and for full payment of lease terms.

/s/ Carl P. Ranno                        /s/ Ray Nielsen President

Address: 12224 Montague St.              Address: 6252 Commercial Way
         Pacoima, CA 91331                        Weeki Wachee FL 34613
phone:   818-899-4686                    phone:   727-697-3661

R. M. LEE DEVELOPMENT COMPANY
18853 TITUS RD, HUDSON, FL 34667
727 868 3215


RM Lee Development Co.
Melanie Waidron, Sec./Manager
cell: 352 584 3466

                           COMMERCIAL LEASE AGREEMENT

This Commercial Lease Agreement ("Lease") is made and effective ____________ by and between RM LEE DEVELOPMENT CO. ("Landlord") and Smartworld Organics a subsidiary of American Soil Technologies, Inc. ("Tenenat").

Landlord is the owner ofland and building known as Leased Premises. Landlord makes available for lease a portion of the Bulidlng designated as 18744 & 18746 Titus Rd., Unit 1 & 2, Hudson FL 34667 (the "Leased Premises").

Landlord desires to lease the Leased Premises to Tenant, and Tenant desires to lease the Leased Premises from Landlord for the term, at the rental and upon the covenants, conditions and provisions herein set forth.

THEREFORE, in consideration of the mutual promises herein, contained and other good and valuable consideration, It is agreed:

1. Terms.

A. Lease commencement date: December 1, 2007  Lease expiration date: Dec 1, 2008

C. MonthIy rent: $1,605.00 (rent $1,500.00 plus 7% sales tax: $105.00).
   Annual rent: $19,260.00 to be paid monthly annual waste assesment 52.00 Total due monthly $1,657.00 paid partial last months rent paid $802.50 (750.00 & 52.50)

D. Additional rent: in addition to monthly rent, Tenant may be required to pay their pro rata share of the annual Solid Waste assessment. Tenant will be billed for such assessments annually along with a copy of assessment.

E. Security deposit: Tenant agrees to pay Landlord the amount of $1,200.00 (paid from unit 1 & unit 3) which represents a security deposit, not to be used as last month's rent, and will be returned only upon Tenant fulfilling lease requirements and vacating and leaving the premises in original condition or better.

F. Late charge: Rent Is due on or before the first (1st) day of each month. Rent is late after the third (3rd) day of the month. Rent received after the 3rd day of the month will be charged a late fee of 10% $160.00. There is a fee of $60.00 for any check returned by the bank for any reason. G. Other:

G. Other: Annual waste assesment to be paid by tenant what county deems. No car, truck, vehicle of any kind to be washed on location with my water.

This Agreement terminates and supersedes all prior understandings or agreements on the subject matter hereof. This Agreement maybe modified only by a further writing that is duly executed by both parties.

The parties have executed this Lease as of this day and year _______________.


/s/ Steve                                    phone 727/697-3661
----------------------------------                ------------------------------


LandLord:
R.M. LEE DEVELOPMENT COMPANY
18853 TITUS RD. HUDSON. FL 34667
727 888 3215

Melanie Waldron, Sec./Manager
cell: 352 584 3466